Accomplishments and Milestones

Select Accomplishments:

Nov. '10	Awarded $244,478 Federal Grant
Sep. '10	Filed PMA with FDA
Sep. '10	Raised $3M in Private Placement
Aug. '10	Awarded Additional $1M from National Cancer Institute ($6M in total to date)
Apr/ '10	Konica Minolta Opto Extends Licensing Agreement; Pays Company $750,000

Upcoming Milestones:

1H '11	International Distribution Agreements
Q2 '11	Pending FDA Approval
Q2 '11	Receipt of CE Mark
Q4 '11	Rollout of LightTouch Sales and Marketing

Guided Therapeutics